UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 23, 2017

U.S. LITHIUM, CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-55604	98-0514250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2360 Corporate Circle, Suite 4000 Henderson, Nevada		89074-7722
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (702) 866-2500

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On February 24, 2016, U.S. Lithium Resources Inc. (“we”, “us”, “our”, the “Company”) entered into an Option/Purchase Agreement dated February 23, 2017 (the “Agreement”) with Diamond Hunter Ltd. (the “Optionor”) pursuant to which it acquired an exclusive option to purchase a 100% interest in the Gochagar Lake Nickel-Copper-Cobalt project claims.  The project consists of four claims covering 3,759 hectares, is located in northern Saskatchewan approximately 75 km north of the town of La Ronge.

In consideration of the option, the Company has issued 8,000,000 shares of its common stock to the principals of the Optionor. To complete the acquisition, the Company must incur expenditures of not less than USD$50,000 on or before June 1, 2017, and not less than USD$225,000 on or before July 12, 2018. Thereafter the claims will be subject to a royalty equal to two percent (2%) Net Smelter Return (NSR) for as long as the Company holds any interest in the claims, subject to a right to repurchase a 1% NSR for $1,250,000 at any time up to when a production decision is made.

Item 3.02 Unregistered Sales of Equity Securities;

On February 28, 2017 we issued 8,000,000 shares of our common stock pursuant to the above described Option/Purchase Agreement dated February 23, 2017 with Diamond Hunter Ltd.  The shares were issued to two (2) non-US person (as that term is defined in Regulation S of the Securities Act of 1933), in an offshore transaction relying on Regulation S of the Securities Act of 1933, as amended.

Item 8.01 Other Events

On February 24, 2017, we  issued a press release announcing that we entered an agreement to acquire 100% of the Gochagar Lake Nickel-Copper-Cobalt project claims from Diamond Hunter Ltd.

A copy of the press release that discusses this matter is filed as Exhibit 99.01 to, and incorporated by reference in, this report. The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits

10.1 Option Purchase Agreement with Diamond Hunter Ltd. dated February 23, 2017

99.1 Press Release dated February 24, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. LITHIUM CORP.

/s/Gregory Rotelli
Gregory Rotelli
President and Chief Executive Officer
Date: February 28, 2017

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